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                                                                 EXHIBIT 10.148


                              AMENDED AND RESTATED
                                PROMISSORY NOTE

$3,000,000.00                                                    April 16, 1996

         FOR VALUE RECEIVED, the undersigned, OCEAN STATE TELEVISION, L.L.C., a Delaware limited liability company with its address at 449 Barlow's Landing Road, Pocassett, Massachusetts 02559 (the "Maker"), promises to pay to the order of PAXSON COMMUNICATIONS OF PROVIDENCE-69, INC., a Florida corporation with its address at 601 Clearwater Park Road, West Palm Beach, Florida 33401 (the "Payee"), or its designee, in the manner set forth below, the principal sum of up to Three Million Dollars ($3,000,000.00), or, if less, the unpaid principal amount of all Loans (as defined in the Loan Agreement referred to below) made by Payee to Maker, together with interest thereon as provided herein. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         This Note is an amendment and restatement of the Promissory Note dated April 16, 1996, in the principal amount of $3,000,000.00 (the "Original Note") payable by Offshore Broadcasting Corporation (the "Former Maker") to the Payee and is not a replacement, substitution or repayment thereof. The indebtedness under the Original Note remains in full force and effect as amended hereby.
The Former Maker has assigned its rights and interests under the Original Note to the Maker, and the Maker has assumed all obligations of the Former Maker under the Note.

                 1. The holder of this Note is authorized to endorse the date and amount of each Loan disbursement pursuant to Section 1.1 of the Loan Agreement dated as of April 16, 1996, between Maker and Payee (the "Loan Agreement"), and each payment of principal and/or interest with respect thereto on Schedule A annexed hereto and made a part hereof, but the failure of the holder of this Note to make such endorsement shall not affect the rights of the Payee or the obligations of the Maker under this Note, the Loan Agreement and any documents executed in connection therewith or under applicable law.

                 2. The principal balance of and all interest on the Loan shall be due and payable as provided in Sections 1.3 and 1.4 of the Loan Agreement.

                 3. This Note evidences indebtedness of the Maker to the Payee arising under the Loan Agreement, to which reference is hereby made for a statement of the rights of the Payee and the duties and obligations of the Maker in relation thereto. Neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Maker to pay the principal of or interest on this Note when due.

                 4. In the event any installment of principal or interest on this Note is not paid when due, whether such installment comes due by acceleration or otherwise, such installment shall bear interest equal to the lower of the highest rate permitted by law or 18% per annum from and after the due date thereof until paid in full.


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                 5.       The payment of this Note is secured by an Amended
Security Agreement and an Amended and Restated Pledge Agreement, as more fully identified in the Loan Agreement.

                 6. Payment upon this Note shall be made by check or checks payable to the Payee at 601 Clearwater Park Road, West Palm Beach, Florida 33401, or such other place as the Payee or a subsequent holder of this Note shall designate to the Maker in writing, in lawful money of the United States of America.

                 7. This Note may be prepaid by the Maker, in whole or in part, at any time without premium or penalty. Each prepayment on this Note shall be applied to installments of principal payable on this Note in the inverse order of maturity.

                 8. The Maker hereby waives any defenses based upon, and specifically assents to, any and all extensions and postponements of the time of payment and all other indulgences or forbearances which may be granted to any party liable hereon by the Payee or any subsequent holder of this Note.

                 9. The Maker hereby waives presentment, demand for payment, notice of protest, notice of non-payment, protest, and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

                 10. No delay or omission on the part of the Payee or any subsequent holder of this Note in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Payee or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any other occasion.

                 11. No single or partial exercise by the Payee or any subsequent holder hereof of any power hereunder shall preclude any other or future exercise thereof or the exercise of any other power.

                 12. If any Event of Default shall occur, the Payee shall be under no further obligation to make any Loan or advances of any Loan under the Loan Agreement and the Payee may at its option by written notice to the Maker declare the entire unpaid principal amount of this Note, together with all unpaid interest and all other amounts payable under the Loan Agreement and every other obligation of the Maker to the Payee, immediately due and payable, whereupon this Note and all such obligations shall become and be forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are, except as expressly provided in the Loan Agreement, hereby expressly waived by the Maker; provided, however, that in the case of an Event of Default under Section 7.1(g) of the Loan Agreement, all of the obligations of the Borrower under the Loan Agreement and this Note shall become immediately due and payable as of the date of any such Event of Default regardless of the cause of such Event of Default and without any notice to the Maker






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required from the Payee.  The Payee shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code and, without limiting the generality of the foregoing, the rights and remedies provided for in the Loan Agreement, any Mortgage or Leasehold Mortgage, the Amended Security Agreement or the Amended and Restated Pledge Agreement.

                 13. The Maker shall pay on demand of the Payee or any subsequent holder of this Note all reasonable costs of collection, including reasonable attorneys' fees incurred by the Payee or such holder in enforcing collection of this Note on default. However, if any litigation arises between the parties in connection with this Note, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to all other damages and remedies.

                 14. No provision of this Note shall be modified except by a written instrument executed by the Maker and by the Payee or a subsequent holder hereof expressly referring to this Note and to the provision modified.

                 15. This Note and the provisions hereof are to be binding on the assigns or successors of the Maker and shall be enforceable in accordance with the laws of the State of Florida (without regard to the conflicts of law provisions thereof).

                 16. The provisions of this Note are hereby declared to be severable and if any such provision or the application of any such provision to any person or in any circumstances shall be held to be invalid or unconstitutional, such invalidity or unconstitutionality shall not be construed to affect the validity or constitutionality of any of the remaining provisions as applied to such person, or in circumstances other than those as to which it is held invalid.


[SEAL]                                     OCEAN STATE TELEVISION, L.L.C.



                                           By:  /s/  James B. Bocock
                                              ------------------------------
                                              James B. Bocock
                                              Chief Executive Officer




Pay to the order of bearer.

PAXSON COMMUNICATIONS OF
  PROVIDENCE-69, INC.


By:  /s/  William L. Watson
   ---------------------------------
    William L. Watson
    Secretary



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                                   SCHEDULE A


Date             Amount of Loan               Amount Repaid         Unpaid Balance      Notation Made By
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_____            ______________               _____________         ______________       ________________

_____            ______________               _____________         ______________       ________________

_____            ______________               _____________         ______________       ________________


